                                POWER OF ATTORNEY

        The undersigned  hereby  constitutes and appoints Michael Pendergast the undersigned's true and lawful attorney-in-fact to:

        (1)     execute for and on behalf of the  undersigned,  Forms 3, 4 and 5 in  accordance  with Section  16(a) of the  Securities  Exchange Act of 1934, as
amended, and the rules thereunder;

        (2)     do and  perform  any  and all  acts  for  and on  behalf  of the undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4 or 5 and timely file such form with the United States  Securities  and
Exchange Commission and any stock exchange or similar authority; and

        (3)     take any other action of any type  whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best interest of, or legally required by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary  or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned, are not assuming, nor is the applicable issuer assuming, any of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934, as amended.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required  to file  Forms 3, 4 and 5,  unless  earlier revoked  by the  undersigned  in a signed  writing  delivered  to the  foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of June, 2009.

                                        /s/ William M. McDonagh
                                        ----------------------------------------
                                        William M. McDonagh